UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2009

SANSWIRE CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-23532	88-0292161
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

101 NE 3rd Ave., Suite 1500, Fort Lauderdale, FL	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (954) 332-3759

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR240.14d-2(b))
[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Previous independent registered public accounting firm

On October 19, 2009 (the “Dismissal Date”), Sanswire Corp. (the “Company”) dismissed Weinberg & Co., as its independent certifying accountant.  The Company’s Board of Directors approved of the dismissal on October 20, 2009. There were no disputes or disagreements between Weinberg & Co. and the Company during the previous two fiscal years. Except for the provision of a “Going Concern” opinion, the reports of Weinberg & Co. on the Company’s financial statements for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2008 and 2007, and through the Dismissal Date, the Company has not had any disagreements with Weinberg & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Weinberg & Co.’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the years ended December 31, 2008 and 2007, and through the Dismissal Date, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Weinberg & Co. with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Weinberg & Co. furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree, a copy of which is filed as Exhibit 16.1 herewith.

New independent registered public accounting firm

On October 20, 2009, the Company engaged ROSEN SEYMOUR SHAPSS MARTIN & COMPANY LLP (“RSSM”), as its independent registered public accounting firm, to audit the Company’s financial statements. The decision to engage RSSM was approved by the Company’s Board of Directors at a Board meeting called for such purpose.

During the Company’s two most recent fiscal years and through the date of the engagement of RSSM, the Company did not consult with RSSM regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Prior to the engagement of RSSM, RSSM did not provide the Company with any written or oral advice that RSSM concluded was an important factor considered by the Company in reaching any decision as to any accounting, auditing or financial reporting issue.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)       Shell company transactions.

Not applicable

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Weinberg & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sanswire Corp.
(Registrant)

Date October 22, 2009	/s/ Thomas Seifert
Thomas Seifert, CFO